Statement of Additional Information (SAI) Supplement

American Century Asset Allocation Portfolios, Inc. (SAI dated December 1, 2012)
American Century California Tax-Free and Municipal Funds (SAI dated January 1, 2013)
American Century Government Income Trust (SAI dated August 1, 2012)
American Century Growth Funds, Inc. (SAI dated December 1, 2012)
American Century International Bond Funds (SAI dated November 1, 2012)
American Century Investment Trust (SAI dated August 1, 2012)
American Century Municipal Trust (SAI dated October 1, 2012)
American Century Mutual Funds, Inc. (SAI dated March 1, 2013)
American Century Quantitative Equity Funds, Inc. (SAI dated November 1, 2012)
American Century Strategic Asset Allocations, Inc. (SAI dated April 1, 2013)
American Century Variable Portfolios, Inc. (SAI dated May 1, 2013)
American Century Variable Portfolios II, Inc. (SAI dated May 1, 2013)
American Century World Mutual Funds, Inc. (SAI dated April 1, 2013)

Supplement dated June 10, 2013

The following two paragraphs replace the last paragraph under the section, Swap Agreements for all registrants listed above except American Century Asset Allocation Portfolios, Inc. For American Century Asset Allocation Portfolios, Inc., the following two paragraphs replace the last two paragraphs under the section, Swap Agreements.

Whether a fund’s use of swap agreements will be successful depends on the advisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Interest rate swaps could result in losses if interest rate changes are not correctly anticipated by the fund. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated by the fund. Credit default swaps could result in losses if the fund does not correctly evaluate the creditworthiness of the issuer on which the credit default swap is based. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness or that are cleared through a Derivatives Clearing Organization (“DCO”). Certain restrictions imposed on the funds by the Internal Revenue Code may limit the funds’ ability to use swap agreements.

The swaps market is an evolving market and was largely unregulated prior to the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Dodd-Frank Act and related regulatory developments have imposed several new requirements on swap market participants, including: (i) new registration and business conduct requirements on swap dealers; (ii) mandatory execution of certain swaps on swap execution facilities or designated contract markets; and (iii) mandatory clearing of certain swaps with DCOs. The mandatory execution and clearing requirements will occur on a phased-in basis. Although central clearing is designed to decrease counterparty risk, it does not do so entirely since a fund will still be subject to the credit risk of the central clearing entity. In addition, swaps that are not cleared will be subject to regulatory collateral requirements that could limit or adversely affect a fund’s ability to enter into such swaps. Additionally, such collateral requirements, or other government regulations, could cause a fund to terminate new or existing swaps or to realize amounts to be received under such instruments at inopportune times.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

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